SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 26, 2005

FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.

(Exact name of Registrant as specified in its charter)

Virginia	54-1873198	000-50230
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)	(Commission File Number)

1001 Nineteenth Street

North Arlington, VA 22209

(Address of principal executive offices) (Zip code)

(703) 312-9500

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Item 5.02(b)  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Emanuel J. Friedman, Co-Chairman and Co-Chief Executive Officer of Friedman, Billings, Ramsey Group, Inc. (the "Company"), who previously announced his retirement effective on June 9, 2005, advised the company on April 27, 2005 that his retirement was effective as of April 27, 2005.

Item 8.01  Other Events.

     On April 26, 2005,  Friedman, Billings, Ramsey Group, Inc. issued a press release announcing that its broker-dealer subsidiary, Friedman, Billings, Ramsey & Co., Inc., has made an offer of settlement to the staff of the Division of Enforcement of the Securities and Exchange Commission and the staff of the Department of Market Regulation of NASD.

A copy of the press release is furnished herewith and attached hereto as Exhibit 99.1.

     Item 9.01   Financial Statements and Exhibits.

     EXHIBIT

99.1	April 26, 2005 Press Release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.

Date: April 28, 2005	By:	/s/ Eric F. Billings
Eric F. Billings Chairman and Chief Executive Officer